===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 24, 2007


                           EXLSERVICE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    001-33089                 82-0572194
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                     Identification No.)


                                350 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 277-7100

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

              On October 24, 2007, the Board of Directors of ExlService Holdings, Inc. (the "Company") amended and restated the Company's Amended and Restated By-laws, effective as of October 24, 2007, to amend Article 7 thereof to allow for the issuance of uncertificated shares of the Company's stock. The amendment makes the Company's shares of common stock eligible for inclusion in the Direct Registration Program, as required by Section 4350 of the Nasdaq Stock Exchange's Marketplace Rules, which allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

              The full text of the Second Amended and Restated By-laws is filed as Exhibit 3.1 to this Current Report, and Article 7 therein is incorporated herein by reference.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

      (d)     Exhibits.

         Exhibit No.       Description
         -----------       -----------
         3.1               Second Amended and Restated By-laws, as amended
                           effective October 24, 2007

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EXLSERVICE HOLDINGS, INC.
                                         (Registrant)



Date:  October 26, 2007              By:  /s/ Amit Shashank
                                         ---------------------------------------
                                         Name:   Amit Shashank
                                         Title:  Vice President, General Counsel
                                                 and Corporate Secretary

                                 EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------
         3.1               Second Amended and Restated By-laws, as amended
                           effective October 24, 2007